UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 17, 2006

STATE NATIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-51548	75-2641879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4500 Mercantile Plaza Drive
Suite 300
Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)
(817) 547-1150
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     As previously reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2006, State National Bancshares, Inc. (“SNBI”), has signed a definitive merger agreement with Banco Bilbao Vizcaya Argentaria, S.A. (“BBVA”), pursuant to which, among other things, BBVA will acquire all of the issued and outstanding shares of capital stock of SNBI and all of the outstanding and unexercised options of SNBI by virtue of the merger of a wholly-owned subsidiary of BBVA, with and into SNBI, with SNBI as the surviving corporation (the “Merger”). In connection with the Merger, certain officers and other employees of SNBI and its wholly owned subsidiary, State National Bank, have been afforded an opportunity to participate in SNBI’s executive retention and severance protection program pursuant to which such employees will have the opportunity to earn either a retention bonus or a severance payment.
     On August 17, 2006, Edwin L. Shulz accepted the terms of a Retention Incentive Award and Non-Competition Agreement from SNBI, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Approximately 69 other employees of SNBI and State National Bank have been offered an opportunity to participate in SNBI’s executive retention and severance protection program and have been provided with similar Retention Incentive Award and Non-Competition Agreements.
Forward-Looking Statements
     This filing contains certain forward-looking information about SNBI that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of SNBI. SNBI cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: the possibility that personnel changes will not proceed as planned; planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; costs and uncertainties related to the outcome of pending litigation; revenues are lower than expected; competitive pressure among depository institutions increases significantly; the integration of acquired businesses costs more, takes longer or is less successful than expected; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market areas in which SNBI operates, are less favorable than expected; legislative or regulatory requirements or changes that adversely affect SNBI’s business or regulatory capital requirements, or that alter the regulatory capital treatment of the SNBI’s trust preferred securities; changes in the securities markets and other risks that are described in SNBI’s public filings with the U.S. Securities and Exchange Commission. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, SNBI’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. SNBI assumes no obligation to update such forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
10.1	Retention Incentive Award and Non-Competition Agreement with Edwin L. Shulz.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL BANCSHARES, INC.
Date: August 23, 2006	By:	/s/ Don E. Cosby
Don E. Cosby, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
No.

10.1	Retention Incentive Award and Non-Competition Agreement with Edwin L. Shulz.